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                                  EXHIBIT 10.42
                     MEZZANINE LOAN RESTRUCTURING AGREEMENT

                     MEZZANINE LOAN RESTRUCTURING AGREEMENT

         THIS AGREEMENT, dated as of June 2, 2000, is by and among RHD CAPITAL VENTURES LLC, a Delaware limited liability company having an office at 300 Willowbrook Office Park, Fairport, New York 14450, Attention: Richard Sands, Manager, Telefax Number (716) 218-2160 (together with its successors and assigns, "Lender"), HUDSON HOTELS PROPERTIES CORP., a New York corporation, with an address of c/o Hudson Hotels Corporation, 300 Bausch & Lomb Place, Rochester, New York 14604, Attention: President, Telefax Number: (716) 454-1865 ("HHPC") and HUDSON HOTELS CORPORATION, a New York corporation, with an address of 300 Bausch & Lomb Place, Rochester, New York 14604 Attention: E. Anthony Wilson, Chairman, Telefax Number: (716) 454-1865 ("HHC"). HHPC and HHC are referred to herein individually as "Borrower" and collectively as "Borrowers".

                                R E C I T A L S:
                                 - - - - - - - -

         WHEREAS, Borrowers and Nomura Asset Capital Corporation ("Nomura") entered into that certain Mezzanine Loan Agreement, dated as of November 27, 1996, which was amended and restated by that certain Amended and Restated Mezzanine Loan Agreement, dated as of October 31, 1997, by and among Borrowers and Nomura (such mezzanine loan agreement, as amended and restated, the "Mezzanine Loan Agreement"), pursuant to which Borrowers obtained a loan in the principal amount of $35,000,000 (the "Mezzanine Loan") from Nomura; and

         WHEREAS, the Mezzanine Loan is evidenced by that certain Mezzanine Note, dated November 27, 1996, made by Borrowers payable to the order of Nomura in the face amount of $17,000,000, as amended, restated and increased by that certain Amended and Restated Mezzanine Note, dated as of October 31, 1997, made by Borrowers payable to the order of Nomura in the face amount of $35,000,000 (as amended, restated and increased, the "Mezzanine Note"); and

         WHEREAS, Lender has purchased the Mezzanine Loan from Nomura, and Nomura has endorsed the Mezzanine Note to Lender by Allonge, dated April 14, 2000, and assigned the Mezzanine Loan Agreement and the other documents evidencing and securing the Mezzanine Loan (collectively, the "Mezzanine Loan Documents") to Lender pursuant to a certain Assignment of Asset Documents, dated April 14, 2000, from Nomura to Lender (the "Assignment of Asset Documents"); and

         WHEREAS, Nomura and Borrowers also entered into a certain Agreement, dated as of April 14, 1999, whereby Nomura agreed to forbear from exercising its rights and remedies under the Mezzanine Loan Documents in respect of certain existing defaults, which agreement was assigned by Nomura to Lender pursuant to the Assignment of Assets Documents and was extended by Lender pursuant to the terms of a certain Forbearance Extension Agreement by and between Lender and Borrowers, dated as of April 14, 2000 (as assigned and extended, the "Forbearance Agreement"); and

         WHEREAS, on May 24, 2000 HHC issued to Mezzanine Lender a warrant to purchase 5,000,000 common shares of stock of HHC for a consideration of $1,000,000 pursuant to the terms of a certain Agreement and Warrant to Purchase 5,000,000 Common Shares (the "Warrant"); and

         WHEREAS, as a condition to purchasing the Warrant from HHC, Mezzanine Lender required that HHC enter into a certain Put and Call Agreement, dated as of May 24, 2000, with Mezzanine Lender (the "Put and Call Agreement") providing for (a) an option exercisable by HHC to purchase the Warrant from Mezzanine Lender and


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(b) an option exercisable by Mezzanine Lender to require HHC to purchase the
Warrant from Mezzanine Lender on the terms and conditions set forth in the Put and Call Agreement; and

         WHEREAS, Lender is indebted to HHC in the principal amount of $750,000 pursuant to the terms of a certain Promissory Note, dated May 24, 2000, made by Lender payable to the order of HHC in the principal amount of $750,000 (the "Lender Note"); and

         WHEREAS, Borrowers have requested that Lender agree to a reduction in the outstanding principal amount of the Mezzanine Loan, as evidenced by the Mezzanine Note, from $35,000,000 to $25,000,000 by: (a) forgiving $9,250,000 of the principal amount of the Mezzanine Loan, as evidenced by the Mezzanine Note and (b) offsetting the obligations of Lender to HHC under the Lender Note against $750,000 of the principal amount of the Mezzanine Loan, as evidenced by the Mezzanine Note; and

         WHEREAS, Borrowers have also requested that Lender agree to a termination of the Forbearance Agreement; and

         WHEREAS, Lender is willing to agree to a reduction in the outstanding principal amount of the Mezzanine Loan and a termination of the Forbearance Agreement as aforesaid, provided that Borrowers agree to a restructuring of the Mezzanine Loan, as provided in this Agreement;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrowers do hereby agree as follows:

         8. DEFINITIONS. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Mezzanine Loan Agreement.

         9. OUTSTANDING INDEBTEDNESS. Subject to the satisfaction of the conditions set forth in Section 4 hereof, the outstanding principal amount of the Mezzanine Loan, as evidenced by the Mezzanine Note, shall be reduced from $35,000,000 to $25,000,000 as follows:

               (a) $9,250,000 of the principal amount of the Mezzanine Loan, as evidenced by the Mezzanine Note, shall be forgiven by Lender; and

               (b) the obligations of Lender to HHC under the Lender Note shall be offset against $750,000 of the principal amount of the Mezzanine Loan, as evidenced by the Mezzanine Note, and the Lender Note shall be cancelled, discharged and returned by HHC to Lender.

10. TERMINATION OF FORBEARANCE AGREEMENT. Subject to the satisfaction of the conditions set forth in Section 4 hereof, the Forbearance Agreement shall be terminated and shall hereafter have no further force or effect, and the "Existing Defaults" (as such term is defined in the Forbearance Agreement) shall be deemed to be cured by the execution of this Agreement and the satisfaction of the conditions precedent set forth in Section 4 hereof.

11. CONDITIONS PRECEDENT. Lender's agreement (y) to reduce the outstanding principal amount of the Mezzanine Loan, as evidenced by the Mezzanine Note, as provided in Section 2 hereof and (z) to terminate the Forbearance Agreement as provided in Section 3 hereof, shall be subject to satisfaction of the following conditions precedent:

               (a) SECOND AMENDED AND RESTATED MEZZANINE NOTE. Borrowers shall have executed and delivered to Lender a Second Amended and Restated Mezzanine
Note in form and substance satisfactory to Mezzanine Lender in its sole discretion, which amends and restates in its entirety the Mezzanine Note.

               (b) SECOND AMENDED AND RESTATED MEZZANINE LOAN AGREEMENT. Borrowers shall have executed and delivered to Lender a Second Amended and Restated Mezzanine Loan Agreement in form and substance satisfactory to Mezzanine Lender in its sole discretion, which amends and restates in its entirety the Mezzanine Loan Agreement.


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               (c) AMENDMENT TO COLLATERAL DOCUMENTS. Borrowers shall have executed and delivered to Lender an Amendment to Collateral Documents in form and substance satisfactory to Mezzanine Lender in its sole discretion, which amends certain of the Mezzanine Loan Documents to provide, among other things, that such Mezzanine Loan Documents, as so amended, secure (i) FIRST the Indebtedness and (ii) SECOND, after the Indebtedness shall have been paid and discharged in full, all obligations and liabilities of HHC to Lender under the Put and Call Agreement.

               (d) SECOND AMENDMENT TO MEZZANINE COLLECTION ACCOUNT AGREEMENT. Borrowers shall have executed and delivered to Lender a Second Amendment to Mezzanine Collection Account Agreement in form and substance satisfactory to Mezzanine Lender in its sole discretion, which amends the Mezzanine Collection Account Agreement in certain respects.

               (e) SECOND AMENDMENT TO MEZZANINE CASH COLLATERAL ACCOUNT AGREEMENT. Borrowers shall have executed and delivered to Lender a Second Amendment to Mezzanine Cash Collateral Account Agreement in form and substance satisfactory to Mezzanine Lender in its sole discretion, which amends the Mezzanine Cash Collateral Account Agreement in certain respects.

12. SEVERABILITY. If any clause or provision of this Agreement is determined to be illegal, invalid or unenforceable under any present or future law by the final judgment of a court of competent jurisdiction, the remainder of this Agreement will not be affected thereby. It is the intention of the parties that, if any such provision is held to be invalid, illegal or unenforceable, there will be added in lieu thereof a provision as similar in terms to such provision as is possible, and that such added provision will be legal, valid and enforceable.

         13. HEADINGS. All headings contained in this Agreement are for reference purposes only and are not intended to affect in any way the meaning or interpretation of this Agreement.

         14. GOVERNING LAW. This Agreement shall be construed, interpreted, enforced and governed by and in accordance with the internal laws of the State of New York, without regard to principles of conflicts of laws.

         15. COUNTERPARTS. This Agreement may be executed in counterparts, each of which will be deemed to be an original document, but all of which will constitute a single document.


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         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered effective as of the date and year first above written.

                                   LENDER:

                                   RHD CAPITAL VENTURES LLC,
                                   a Delaware limited liability company

                                   By
                                      ------------------------------------------
                                      Name:  Richard Sands
                                      Title:  Manager

                                   BORROWERS:

                                   HUDSON HOTELS PROPERTIES CORP., a New York corporation

                                   By
                                      ------------------------------------------
                                      Name:  E. Anthony Wilson
                                      Title:  Chairman

                                   HUDSON HOTELS CORPORATION, a New York
                                   corporation

                                   By
                                      ------------------------------------------
                                      Name:  E. Anthony Wilson
                                      Title:  Chairman


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